Second Quarter 2025 Earnings Results July 29, 2025

FINANCIAL AND OPERATIONAL HIGHLIGHTS
•Second quarter sales were $1,853 million, down 6 percent compared to last year.
•Second quarter reported diluted loss per share was $1.39; adjusted diluted net income per share was $0.40.
•Primary factors affecting second quarter sales were lower volumes due to planned shipment reductions, negative product mix and lower net pricing driven by higher promotional spend.
•Second quarter year-to-date operating cash flow was over $400 million.
•Second quarter market share gains in off-road vehicles (ORV), motorcycles and marine
•Powersports retail sales for the quarter were flat versus last year. ORV retail sales were up 1 percent.
•Polaris is continuing to withhold full year 2025 Company sales and adjusted earnings guidance.

KEY FINANCIAL DATA

(in millions, except per share data)
Quarter ended June 30, 2025	Reported	YOY % Chg.	Adjusted*	YOY % Chg.
Sales	$1,852.7	(6)%	$1,847.9	(6)%
Gross profit margin	19.4%	-223 bps	19.5%	-232 bps
Total operating expenses	$394.9	20%
Net (loss) income attributable to Polaris	$(79.3)	NM	$22.9	(71)%
Net (loss) income attributable to Polaris margin . . . . . . . . . . . .	(4.3)%	-779 bps
Adjusted EBITDA margin*			6.4%	-366 bps
Diluted EPS attributable to Polaris	$(1.39)	NM	$0.40	(71)%

NM = Not meaningful
*Note: the results and guidance in this release, including the highlights above, include references to non-GAAP operating measures, which are identified by the word “adjusted” preceding the measure. A reconciliation of GAAP / non-GAAP measures can be found at the end of this release.

CEO COMMENTARY
Amid a global macroeconomic environment that remains dynamic, the Polaris team has maintained an unwavering focus on advancing our strategy and delivering for customers and dealers. Polaris’ second quarter performance is the result of our disciplined execution. There are many successes in the quarter to celebrate, such as revenue exceeding our expectations, gaining market share, achieving our highest second quarter operating cash flow in over 5 years, and surpassing pre-pandemic benchmarks in plant efficiency through our lean efforts. I truly believe today’s endeavors build tomorrow’s successes, and thus expect Polaris is well-positioned to emerge stronger and achieve our long-term plans for growth, industry-leading innovation, and greater earnings power.

-- Mike Speetzen, Chief Executive Officer of Polaris Inc.

PERFORMANCE SUMMARY (Reported)
MINNEAPOLIS (July 29, 2025) - Polaris Inc. (NYSE: PII) (the "Company") today released second quarter 2025 results. For the second quarter, the Company reported worldwide sales of $1,853 million, down 6 percent versus the second quarter of 2024. North America sales of $1,584 million represented 85 percent of total Company sales and decreased 6 percent from $1,677 million in 2024. International sales of $269 million represented 15 percent of total Company sales and decreased 5 percent versus the second quarter of 2024. Total Company sales in the second quarter of 2025 were negatively impacted by lower volumes due to planned shipment reductions, negative product mix and lower net pricing driven by higher promotional spend.

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 1

Second Quarter 2025 Earnings Results
Gross profit margin decreased 223 basis points to 19.4 percent for the second quarter, as compared to the second quarter of 2024. Adjusted gross profit margin of 19.5 percent decreased 232 basis points primarily driven by negative product mix and lower net pricing driven by higher promotional spend partially offset by favorable operational costs, as compared to the second quarter of 2024.

Operating expenses were $395 million in the second quarter of 2025 compared to $330 million in the second quarter of 2024 primarily due to a non-cash goodwill impairment and increased general and administrative expenses. Operating expenses, as a percentage of sales, was 21.3 percent, up 450 basis points in the second quarter of 2025 compared to the second quarter of 2024.

For the second quarter, net loss attributable to Polaris was $79 million, or $1.39 net loss per diluted share, compared to net income attributable to Polaris of $69 million, or $1.21 per diluted share. Adjusted net income attributable to Polaris for the quarter was $23 million, and adjusted EPS was $0.40.

Second quarter results included a $52.6 million goodwill impairment associated with the Company’s On Road segment due to a continued decline in financial performance and prolonged deterioration of industry conditions, in addition to a $49.4 million impairment related to a strategic investment recorded in Other expense (income), net.

SEGMENT HIGHLIGHTS (Reported)

	Sales (in millions)			Gross Profit Margin
	Q2 2025	Q2 2024	Change	Q2 2025	Q2 2024	Change
Off Road	$1,408.4	$1,533.8	(8)%	20.5%	21.0%	-55 bps
On Road	$289.0	$293.3	(1)%	19.4%	20.8%	-146 bps
Marine	$155.3	$134.1	16%	17.1%	20.3%	-317 bps

Off Road segment results were primarily driven by these factors:
•Sales were driven by lower volumes in off-road vehicles and higher promotional activity.
•PG&A sales decreased three percent.
•Gross profit margin performance was driven by higher promotional activity and negative product mix partially offset by operational efficiencies.
•Polaris North America ORV unit retail sales were up 1 percent. Estimated North America industry ORV unit retail sales were down low-single digits percent.

On Road segment results were primarily driven by these factors:
•Sales were driven by lower volumes.
•PG&A sales increased 12 percent.
•Gross profit margin performance was driven by negative product mix partially offset by positive net price.
•North America unit retail sales for Indian Motorcycle were up low-double digits percent. Estimated North America unit retail sales for the comparable motorcycle industry were down low-teens percent.

Marine segment results were primarily driven by these factors:
•Sales were driven by increased volumes.
•Gross profit margin performance was impacted by negative mix and higher operational costs.

2025 BUSINESS OUTLOOK
The Company introduced third quarter 2025 sales guidance of $1.6 billion to $1.8 billion.
The Company is continuing to withhold full year 2025 guidance due to trade and economic uncertainty.

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 2

Second Quarter 2025 Earnings Results

NON-GAAP FINANCIAL MEASURES
This press release and our related earnings call contains certain non-GAAP financial measures, consisting of “adjusted" sales, gross profit, (loss) income before income taxes, net (loss) income attributed to Polaris Inc., diluted EPS attributed to Polaris Inc., EPS attributed to Polaris Inc., EBITDA, EBITDA margin, and free cash flow as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, and to understand the performance of its ongoing operations and how management views the business. Reconciliations of reported GAAP historic measures to adjusted non-GAAP measures are included in the financial schedules contained in this press release. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

EARNINGS CONFERENCE CALL AND WEBCAST
Today at 9:00 AM (CT) Polaris Inc. will host a conference call and webcast to discuss the 2025 second quarter results released this morning. The call will be hosted by Mike Speetzen, Chief Executive Officer; and Bob Mack, Chief Financial Officer. The earnings presentation and link to the webcast will be posted on the Polaris Investor Relations website at ir.polaris.com. To listen to the conference call by phone, dial 1-877-883-0383 in the U.S., or 1-412-902-6506 internationally. The Conference ID is 5182701. A replay of the webcast will be available by accessing the same link on our website at ir.polaris.com or by phone dialing 1-877-344-7529 in the U.S., or 1-412-317-0088 internationally using access code 4835489.

ABOUT POLARIS
As the global leader in powersports, Polaris Inc. (NYSE: PII) pioneers product breakthroughs and enriching experiences and services that have invited people to discover the joy of being outdoors since our founding in 1954. Polaris’ high-quality product line-up includes the RANGER, RZR and Polaris XPEDITION and GENERAL side-by-side off-road vehicles; Sportsman all-terrain off-road vehicles; military and commercial off-road vehicles; snowmobiles; Indian Motorcycle mid-size and heavyweight motorcycles; Slingshot moto-roadsters; Aixam quadricycles; Goupil electric vehicles; and pontoon and deck boats, including industry-leading Bennington pontoons. Polaris enhances the riding experience with a robust portfolio of parts, garments, and accessories. Headquartered in Minnesota, Polaris serves nearly 100 countries across the globe. www.polaris.com

FORWARD-LOOKING STATEMENTS
Except for historical information contained herein, the matters set forth in this press release, including, but not limited to, the “2025 Business Outlook” and statements in “CEO Commentary” above are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations strategy and supply chain initiatives; the Company’s ability to successfully source necessary parts and materials on a timely basis; the ability of the Company to manufacture and deliver products to dealers to meet demand, including as a result of supply chain disruptions; the Company’s ability to identify and meet optimal dealer inventory levels; the Company’s ability to accurately forecast and sustain consumer demand; the Company’s ability to mitigate increasing input costs through pricing or other measures; product offerings, promotional activities and pricing strategies by competitors that may make our products less attractive to consumers; the Company’s ability to strategically invest in innovation and new products, including as compared to our competitors; economic conditions that impact consumer spending or consumer credit, including recessionary conditions and changes in interest rates; disruptions in manufacturing facilities; product recalls and/or warranty expenses; product rework costs; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather on the Company’s supply chain, manufacturing operations and consumer demand; commodity costs; freight and tariff costs (tariff relief or ability to mitigate tariffs, particularly in light of policies of the current presidential administration and retaliatory actions in response thereto); changes to international trade policies and agreements; uninsured product liability and class action claims (including claims seeking punitive damages) and other litigation expenses incurred due to the nature of the Company’s business; uncertainty in the consumer retail and wholesale credit markets; performance of affiliate partners; changes in tax policy; relationships with dealers and suppliers; and the general global economic, social and political environment. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements except as otherwise may be required by law.

The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and Europe compiled by the Company or Company estimates and other industry data sources. The Company relies on information that its dealers or other third parties supply concerning retail sales, and other retail sales data sources related to Polaris and the powersports industry, and this information is subject to change. Retail sales references to total Company retail sales includes only ORV, snowmobiles, On Road and Marine in North America and International unless otherwise noted.

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Second Quarter 2025 Earnings Results

CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(In Millions, Except Per Share Data), (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Sales	$1,852.7	$1,961.2	$3,388.5	$3,697.6
Cost of sales	1,493.5	1,537.2	2,784.3	2,943.3
Gross profit	359.2	424.0	604.2	754.3
Operating expenses:
Selling and marketing	124.6	132.6	242.2	259.0
Research and development	90.3	86.8	173.2	174.6
General and administrative	127.4	110.4	230.1	209.4
Goodwill impairment	52.6	—	52.6	—
Total operating expenses	394.9	329.8	698.1	643.0
Income from financial services	22.8	25.5	44.9	47.4
Operating (loss) income	(12.9)	119.7	(49.0)	158.7
Non-operating expense:
Interest expense	33.2	34.6	67.3	66.5
Other expense (income), net	46.5	(0.8)	47.4	(1.4)
(Loss) income before income taxes	(92.6)	85.9	(163.7)	93.6
(Benefit) provision for income taxes	(13.5)	17.0	(17.9)	20.8
Net (loss) income	(79.1)	68.9	(145.8)	72.8
Net income attributable to noncontrolling interest	(0.2)	(0.2)	(0.3)	(0.3)
Net (loss) income attributable to Polaris Inc.	$(79.3)	$68.7	$(146.1)	$72.5

Net (loss) income per share attributable to Polaris Inc. common shareholders:
Basic	$(1.39)	$1.21	$(2.57)	$1.28
Diluted	$(1.39)	$1.21	$(2.57)	$1.27
Weighted average shares outstanding:
Basic	57.0	56.6	56.9	56.7
Diluted	57.0	56.9	56.9	57.0

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 4

Second Quarter 2025 Earnings Results

CONSOLIDATED BALANCE SHEETS
(In Millions), (Unaudited)
	June 30, 2025	June 30, 2024

Assets
Current assets:
Cash and cash equivalents	$324.3	$322.7
Trade receivables, net	225.2	254.9
Inventories, net	1,698.0	2,000.5
Prepaid expenses and other	320.6	210.9
Income taxes receivable	44.8	11.1
Total current assets	2,612.9	2,800.1
Property and equipment, net	1,147.1	1,212.5
Investment in finance affiliate	142.9	142.4
Deferred tax assets	406.2	317.4
Goodwill and other intangible assets, net	880.8	960.2
Operating lease assets	124.5	136.9
Other long-term assets	73.6	139.4
Total assets	$5,388.0	$5,708.9
Liabilities and Equity
Current liabilities:
Current financing obligations	$434.5	$54.1
Accounts payable	773.9	785.4
Accrued expenses	1,253.4	1,094.3
Other current liabilities	42.1	41.2
Total current liabilities	2,503.9	1,975.0
Long-term financing obligations	1,392.3	2,089.4
Other long-term liabilities	297.9	292.6
Total liabilities	$4,194.1	$4,357.0
Deferred compensation	4.5	9.1
Equity:
Total shareholders’ equity	1,185.1	1,338.1
Noncontrolling interest	4.3	4.7
Total equity	1,189.4	1,342.8
Total liabilities and equity	$5,388.0	$5,708.9

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Second Quarter 2025 Earnings Results

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Millions), (Unaudited)

	Six months ended June 30,
	2025	2024
Operating Activities:
Net (loss) income	$(145.8)	$72.8
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	146.3	132.4
Noncash compensation	32.8	28.4
Noncash income from financial services	(22.6)	(27.8)
Deferred income taxes	(20.2)	(21.8)
Other, net	(1.8)	0.1
Goodwill impairment	52.6	—
Investment impairment	49.4	—
Changes in operating assets and liabilities:
Trade receivables	(20.3)	44.6
Inventories	75.8	(209.9)
Accounts payable	202.2	62.4
Accrued expenses	(17.7)	(20.5)
Income taxes payable/receivable	(18.3)	(2.6)
Prepaid expenses and other, net	91.1	(17.2)
Net cash provided by operating activities	403.5	40.9
Investing Activities:
Purchase of property and equipment, net	(76.1)	(139.3)
Distributions from (investment in) finance affiliate, net	16.4	26.5
Investments in other affiliates	—	(5.2)
Acquisition of developed technology assets	—	(47.8)
Net cash used for investing activities	(59.7)	(165.8)
Financing Activities:
Borrowings under financing obligations	1,378.9	1,701.8
Repayments under financing obligations	(1,632.4)	(1,462.6)
Repurchase and retirement of common shares	(2.4)	(82.3)
Cash dividends to shareholders	(75.1)	(74.1)
Cash dividend to noncontrolling interest	(0.2)	—
Proceeds from stock issuances under employee plans	2.3	4.6
Net cash (used for) provided by financing activities	(328.9)	87.4
Impact of currency exchange rates on cash balances	22.0	(7.8)

Net increase (decrease) in cash, cash equivalents and restricted cash	36.9	(45.3)
Cash, cash equivalents and restricted cash at beginning of period	303.0	382.9
Cash, cash equivalents and restricted cash at end of period	$339.9	$337.6

The following presents the classification of cash, cash equivalents and restricted cash within the consolidated balance sheets:
Cash and cash equivalents	$324.3	$322.7
Other long-term assets	15.6	14.9
Total	$339.9	$337.6

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Second Quarter 2025 Earnings Results

NON-GAAP RECONCILIATION OF RESULTS
(In Millions, Except Per Share Data), (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Sales	1,852.7	1,961.2	3,388.5	3,697.6
Product wind downs (1)	(4.8)	—	(4.3)	—
Adjusted sales	1,847.9	1,961.2	3,384.2	3,697.6

Gross profit	359.2	424.0	604.2	754.3
Restructuring (2)	—	3.5	1.8	3.9
Product wind downs (1)	0.6	—	9.2	—
Adjusted gross profit	359.8	427.5	615.2	758.2

Gross profit margin	19.4%	21.6%	17.8%	20.4%
Adjusted gross profit margin	19.5%	21.8%	18.2%	20.5%

(Loss) income before income taxes	(92.6)	85.9	(163.7)	93.6
Acquisition-related costs (3)	—	0.4	—	0.7
Restructuring (2)	1.5	5.6	5.5	11.0
Product wind downs (1)	0.4	—	9.3	—
Intangible amortization (4)	4.4	4.4	8.8	8.9
Class action litigation expenses (6)	1.6	2.1	5.0	3.9
Goodwill impairment (7)	52.6	—	52.6	—
Investment impairment (8)	49.4	—	49.4	—
Adjusted (loss) income before income taxes	17.3	98.4	(33.1)	118.1

Net (loss) income attributable to Polaris Inc.	(79.3)	68.7	(146.1)	72.5
Acquisition-related costs (3)	—	0.3	—	0.6
Restructuring (2)	1.2	4.3	4.1	8.4
Product wind downs (1)	0.3	—	7.1	—
Intangible amortization (4)	3.3	3.4	6.7	6.8
Class action litigation expenses (6)	1.2	1.6	3.8	3.0
Goodwill impairment (7)	52.6	—	52.6	—
Investment impairment (8)	43.6	—	43.6	—
Adjusted net (loss) income attributable to Polaris Inc.(9)	22.9	78.3	(28.2)	91.3

Diluted EPS attributable to Polaris Inc.	$(1.39)	$1.21	$(2.57)	$1.27
Acquisition-related costs (3)	—	—	—	0.01
Restructuring (2)	0.02	0.08	0.07	0.15
Product wind downs (1)	0.01	—	0.13	—
Intangible amortization (4)	0.06	0.06	0.12	0.12
Class action litigation expenses (6)	0.02	0.03	0.07	0.05
Goodwill impairment (7)	0.92	—	0.92	—
Investment impairment (8)	0.76	—	0.77	—
Adjusted EPS attributable to Polaris Inc. (9)	$0.40	$1.38	$(0.49)	$1.60

Adjusted sales	$1,847.9	$1,961.2	$3,384.2	$3,697.6

Net (loss) income	$(79.1)	$68.9	$(145.8)	$72.8
(Benefit) provision for income taxes	(13.5)	17.0	(17.9)	20.8
Interest expense	33.2	34.6	67.3	66.5
Depreciation	66.9	64.1	134.3	122.5
Intangible amortization (5)	6.0	5.4	12.0	9.9
Acquisition-related costs (3)	—	0.4	—	0.7
Restructuring (2)	1.5	5.6	5.5	11.0

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Second Quarter 2025 Earnings Results

Product wind downs (1)	0.4	—	9.3	—
Class action litigation expenses (6)	1.6	2.1	5.0	3.9
Goodwill impairment (7)	52.6	—	52.6	—
Investment impairment (8)	49.4	—	49.4	—
Adjusted EBITDA	$119.0	$198.1	$171.7	$308.1
Adjusted EBITDA Margin	6.4%	10.1%	5.1%	8.3%

(1) Represents adjustments related to product wind downs, including the FTR product line within the Company's On Road segment and the Timbersled product line within the Company's Off Road segment
(2) Represents adjustments for corporate restructuring
(3) Represents adjustments for integration and acquisition-related expenses
(4) Represents amortization expense for intangible assets acquired through business combinations
(5) Represents amortization expense for intangible assets acquired through business combinations and asset acquisitions
(6) Represents adjustments for certain class action litigation-related expenses
(7) Represents goodwill impairment charges associated with the Company's On Road segment
(8) Represents impairment charges related to a strategic investment held by the Company
(9) The Company used its estimated statutory tax rate of 23.8% for the non-GAAP adjustments in 2025 and 2024, except for non-deductible items

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Second Quarter 2025 Earnings Results

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP FREE CASH FLOW
(In Millions), (Unaudited)

	Six months ended June 30,
	2025	2024

Net cash provided by operating activities	$403.5	$40.9
Purchase of property and equipment, net	(76.1)	(139.3)
Distributions from (investment in) finance affiliate, net	16.4	26.5
Adjusted free cash flow	$343.8	$(71.9)

NON-GAAP RECONCILIATION OF SEGMENT RESULTS
(In Millions), (Unaudited)

	Three months ended June 30,		Six months ended June 30,
SEGMENT GROSS PROFIT	2025	2024	2025	2024
Off Road segment gross profit	$288.2	$322.2	$479.6	$555.2
Restructuring (1)	(0.2)	3.2	1.2	3.2
Product wind down (2)	(0.4)	—	6.9	—
Adjusted Off Road segment gross profit	287.6	325.4	487.7	558.4

On Road segment gross profit	56.0	61.1	91.7	121.5
Product wind down (2)	1.0	—	2.3	—
Adjusted On Road segment gross profit	57.0	61.1	94.0	121.5

Marine segment gross profit	26.6	27.1	40.9	46.3
No adjustment	—	—	—	—
Adjusted Marine segment gross profit	26.6	27.1	40.9	46.3

Corporate gross profit	(11.6)	13.6	(8.0)	31.3
Restructuring (1)	0.2	0.3	0.6	0.7
Adjusted Corporate gross profit	(11.4)	13.9	(7.4)	32.0

Total gross profit	359.2	424.0	604.2	754.3
Restructuring (1)	—	3.5	1.8	3.9
Product wind downs (2)	0.6	—	9.2	—
Adjusted total gross profit	$359.8	$427.5	$615.2	$758.2

(1) Represents adjustments for corporate restructuring
(2) Represents adjustments related to product wind downs, including the FTR product line within the Company's On Road segment and the Timbersled product line within the Company's Off Road segment

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 9

Second Quarter 2025 Earnings Results

NON-GAAP ADJUSTMENTS
Second Quarter 2025 Results

Product Wind Down, Restructuring and Acquisition-Related Costs
The Company realized certain costs associated with the wind down of the FTR product line beginning in the fourth quarter of 2024 and the Timbersled product line beginning in the first quarter of 2025. The Company is executing certain corporate restructuring activities across the organization to increase efficiency and focus its business, and also periodically incurs integration and acquisition-related expenses associated with prior business combinations. For the second quarter of 2025, Polaris recorded combined costs totaling $1.9 million, which was included as a non-GAAP adjustment.

Intangible Amortization Related to Acquisitions
The Company uses an adjusted net (loss) income metric which excludes intangible amortization from all historical business acquisitions. The Company believes this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company completes. For the second quarter of 2025, Polaris recorded $4.4 million of intangible amortization related to acquisitions as a non-GAAP adjustment.

Impairment Charges
For the second quarter of 2025, the Company recorded a $52.6 million non-cash impairment of goodwill associated with the Company's On Road segment which was included as a non-GAAP adjustment. Also in the second quarter of 2025, non-cash impairment charges of $49.4 million were recorded related to a strategic investment held by the Company which were also included as a non-GAAP adjustment.

Investor Contact: J.C. Weigelt 763-542-0525 | Media Contact: Jess Rogers 763-513-3445	Page 10